UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 16, 2004



                           CIRCLE GROUP HOLDINGS, INC.
               (Exact name of Registrant as specified in Charter)




      Illinois                           000-27841              22-3768777
  (State or Other Jurisdiction          Commission           (I.R.S. Employer
of Incorporation or Organization)       File number       Identification Number)



                                1011 Campus Drive
                            Mundelein, Illinois 60060
                    (Address of Principal Executive Offices)

                                 (847) 549-6002
              (Registrant's telephone number, including area code)

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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         EXHIBIT NO.       DESCRIPTION
         -----------       -----------

         99.1              Press Release issued by Circle Group Holdings, Inc.
                           on August 16, 2004


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 16, 2004, Circle Group Holdings, Inc. issued a press release announcing its financial results for the second quarter of fiscal 2004 ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this report shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



Date:  August 18, 2004                  CIRCLE GROUP HOLDINGS, INC.

                                        By: /s/ Gregory J. Halpern
                                            ----------------------
                                            Gregory J. Halpern
                                            Chairman of the Board, President and
                                             Chief Executive Officer

                                TABLE OF EXHIBITS

EXHIBIT NO.           DESCRIPTION
-----------           -----------

Exhibit 99.1 Press Release issued by Circle Group Holdings, Inc. on August 16, 2004